EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 3, 2013, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, and (2) dated April 22, 2013, with respect to the financial statements of the subaccounts of the Separate Account VA-2L, included in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4, No. 333-153773) under the Securities Act of 1933 and related prospectus of Dreyfus/Transamerica Triple Advantage® Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 22, 2013